Exhibit 10.2

AMENDMENT NO. 3 TO AMENDED AND RESTATED RECEIVABLE INTEREST SALE AGREEMENT

THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED RECEIVABLE INTEREST SALE AGREEMENT, dated as of May 31, 2007 (this “Amendment”), is entered into by Ferrellgas, L.P., a Delaware limited partnership (“Originator”), and Ferrellgas Receivables, LLC, a Delaware limited liability company (“Buyer”), and pertains to the Amended and Restated Receivables Interest Sale Agreement dated as of June 7, 2005 between Originator and Buyer (as heretofore amended, the “Existing Agreement”). The Existing Agreement, as amended hereby, is hereinafter referred to as the “Agreement.” Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in Exhibit I to the Existing Agreement.

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend the Existing Agreement as hereinafter set forth; and

WHEREAS, the Agent, on behalf of the Purchasers, is willing to consent to such amendment;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment. The definition of “Pool Receivables” in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“Pool Receivables” means, collectively, all Eligible Receivables existing on the Initial Computation Date and all Eligible Receivables arising after the Initial Computation Date through and including the Termination Date, and “Pool Receivable” means any such Eligible Receivable individually. For the avoidance of doubt, a Receivable shall cease to be a Pool Receivable if on any day prior to the Termination Date, such Receivable ceases to be an Eligible Receivable, but shall continue to be a Pool Receivable if it ceases to be an Eligible Receivable on or after the Termination Date. For purposes of calculating the amount of all “Pool Receivables” at any time, such amount shall be the Outstanding Balance of all such Pool Receivables minus the amount set forth in the table below opposite the applicable month:

Month	Amount

January	$1,000,000

February	$1,000,000

March	$1,000,000

April	$1,000,000

May	$9,000,000

June	$9,000,000

July	$11,000,000

August	$13,000,000

September	$13,000,000

October	$9,000,000

November	$9,000,000

December	$9,000,000

2. Representations and Warranties. In order to induce the other parties hereto to enter into this Amendment, each of the Buyer and the Originator hereby represents and warrants to each of the other parties hereto as follows:

(a) The execution and delivery by such party of this Amendment, and the performance of its obligations under the Agreement and the Subordinated Note, are within such party’s organizational powers and authority and have been duly authorized by all necessary organizational action on its part;

(b) This Amendment has been duly executed and delivered by such party, and the Agreement and, in the case of the Buyer, the Subordinated Note, constitute such party’s legal, valid and binding obligations, enforceable against such party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and

(c) As of the date hereof, no event has occurred and is continuing that will constitute a Termination Event or a Potential Termination Event.

3. Conditions Precedent. This Amendment shall become effective as of the date first above written upon execution by the Originator, the Buyer and the Agent of counterparts hereof and delivery of such executed counterparts to the Agent.

4. Miscellaneous.

(a) CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF TEXAS.

(b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

(c) Ratification of Agreement. Except as expressly amended hereby, the Agreement and the Subordinated Note remain unaltered and in full force and effect and is hereby ratified and confirmed.

<Signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

FERRELLGAS, L.P.

By: Ferrellgas, Inc., its General Partner

By:
Name:
Title:

FERRELLGAS RECEIVABLES, LLC

By:
Name:
Title:
By its signature below, the Agent, on behalf of the Purchasers, hereby consents to the foregoing Amendment as of the date first above written:

JPMORGAN CHASE BANK, N.A., as Agent

By:
Name:
Title: